UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2010
(January 7, 2010)

China Auto Logistics Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China	300461

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 22-2576-2771

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 8, 2010, China Auto Logistics Inc. (the “Company”) will commence trading of its shares of common stock on the NASDAQ Global Market (“NASDAQ”) under the trading symbol CALI.

A copy of the Company’s press release announcing the listing of the Company’s common stock to NASDAQ is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of China Auto Logistics Inc., dated January 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2010

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
	Name:	Mr. Tong Shiping
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of China Auto Logistics Inc., dated January 7, 2010.